                                                                  Exhibit 10.2.4


                LIMITED PARTNERSHIP AMENDING AGREEMENT (2001-1)
                -----------------------------------------------

          Amending Agreement (2001-1) dated as of July 30, 2001, among Bracknell Limited Partnership, Royal Bank of Canada, as Administrative Agent and the financial institutions listed as Lenders in the Third Amended and Restated Credit Agreement (as defined below).

          WHEREAS pursuant to an Amended and Restated Credit Agreement as of December 22, 2000 among the parties hereto (the "Amended and Restated Credit Agreement"), the Lenders made certain credit facilities available to the Borrower;

          AND WHEREAS the Borrower has requested the Lenders to make certain amendments to the Third Amended and Restated Credit Agreement to provide for a deferral of a scheduled principal payment of U.S.$11,000,000 from July 31, 2001 to October 31, 2001;

          AND WHEREAS the Borrower has agreed with the Lenders to (i) not make any further Acquisitions or Investments without the approval of the Majority Lenders; (ii) to maintain, and cause each of its Subsidiaries to maintain, bank accounts with one or more of the Lenders only and to deposit and cause such Subsidiaries to deposit to such accounts all monies from time to time received by the Borrower and its Subsidiaries; and (iii) to co-operate with the Lenders in their review of the business and operations of the Borrower and its respective Subsidiaries;

          AND WHEREAS the parties hereto have agreed to amend the Third Amended and Restated Credit Agreement to reflect the foregoing;

          NOW THEREFORE this Agreement witnesseth that for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Unless otherwise defined herein, terms defined in the Amended and Restated Credit Agreement are used in this Limited Partnership Amending Agreement (2001-1) and the recitals hereto as therein defined.

2. Amendment to Schedules. Schedule 5.01(f) to the Amended and Restated Credit Agreement shall be deleted and the Schedule 5.01(f) annexed hereto substituted therefor.

3.   Amendments to Article 1.  Section 1.01 is amended as follows:

     (a) The definition of "Libor Interest Period" shall be amended by deleting the phrase and punctuation "2, 3 or 6 months" appearing in the seventh line thereof and substituting the word "month" therefor.

4.

     (a) Section 2.04(1) shall be deleted and the following substituted therefor:

               "The Borrower shall repay (subject to Section 7.01) and there shall become due and payable the Accommodations Outstanding under the Credit Facility rateably in quarterly installments in the following amounts (expressed as a percentage of the Commitment at the close of business on Facility Availability Expiry Date) on the last day of each of the following Financial Quarters at the rate of (i) 5% commencing April 30, 2001 and ending with the Financial Quarter ending October 31, 2003; (ii) 10% commencing with the Financial Quarter ending January 31, 2004 and ending with the Financial Quarter ending July 31, 2004; and (iii) 15% for the Financial Quarter ending October 31, 2004 provided that all Accommodations Outstanding shall have been paid in full on October 31, 2004. The payment required to be made on July 31, 2001 in accordance with immediately proceeding (i) shall not be required to be made on July 31, 2001 and shall be deferred to and paid on October 31, 2001 (together with principal payment required to be made on such date pursuant to the provisions of this Section 2.04(1))."

5.   Amendment to Article 5.  Article 5 is amended as follows:

     (a) Section 5.01(f) shall be deleted and the following substituted therefor:

               "(f) Locations of Businesses and Bank Accounts. The only jurisdiction (or registration districts within such jurisdictions) in which the Borrower or any Restricted Subsidiary has any place of business or stores any tangible personal property are listed in Schedule 5.01(f) - Part 1. The only bank accounts that the Borrower or any Restricted Subsidiary maintains with any Person are listed in Schedule 5.01(f) - Part 2."

6.   Amendment to Article 6.  Article 6 is amended as follows:

     (a)  Section 6.01(e) is deleted and the following substituted therefor:

               "(e) Conduct of Business and Bank Accounts. Conduct, and cause each of the Restricted Subsidiaries to conduct, in each Financial Year, the Business in accordance with good business practice; maintain, and cause each of the Restricted Subsidiaries to maintain, any and all of their bank accounts with one or more of the Lenders (and not any other Person); and deposit, and cause each of the Restricted Subsidiaries, to deposit all monies from time to time by a Borrower or any Restricted Subsidiary to such bank accounts."

7.   Engagement of PriceWaterhouseCoopers and Other Advisors. The Borrower will
(i) provide, and will cause its Subsidiaries to provide, unimpeded access to PriceWaterhouseCoopers and its affiliates, and any additional advisors retained by PriceWaterhouseCoopers, or Ogilvy Renault or Latham & Watkins, the Lenders' Canadian and U.S. counsel, respectively, to all information concerning the Borrower and its Subsidiaries and each of their respective business affairs reasonably required by PWC to enable it to carry out its mandate as set out in the PWC Engagement Consent (as defined below), and (ii) fully cooperate with PriceWaterhouseCoopers' or any other advisor's investigations in carrying out its mandate as set out in the PWC Engagement Consent (as defined below), all in accordance with the provisions of the consent, authorization and acknowledgement (the "PriceWaterhouseCoopers Engagement Consent") of the engagement of PriceWaterhouseCoopers by Ogilvy Renault and Latham & Watkins dated as of July 30, 2001 executed by the Borrower and any other applicable consent, authorization or acknowledgement, including direct access to employees and other representatives of the Borrower and its Subsidiaries concerned to discuss and receive back-up and other factual information to verify any and all information required by the Lenders in connection with this Limited Partnership Amending Agreement (2001-1), the PriceWaterhouseCoopers Engagement Consent and any other applicable consent, authorization or acknowledgement.

8. Amending Fee. The Borrower shall pay to the Administrative Agent, on account of the Lenders (to be shared rateably by them) (i) on the date hereof, a fee in an amount equal to 20 basis points of Commitments on the date hereof; and
(ii) on October 31, 2001, a fee in an amount equal to 50 basis points of Commitments on the date hereof.

9. Reference to and Effect on the Amended and Restated Credit Agreement. On and after the date hereof, each reference in the Amended and Restated Credit Agreement to "this agreement", "hereunder", "hereof", "herein", or words of like import, and each reference to the Amended and Restated Credit Agreement in the Credit Documents and any and all agreements, documents and instruments delivered by all or any one or more of the Borrowers or any Subsidiary or any other Person shall mean and be a reference to the Amended and Restated Credit Agreement as amended hereby. Except as specifically amended hereby, the Amended and Restated Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

10. No Waiver, etc. The execution, delivery and effectiveness of this Limited Partnership Amending Agreement (2001-1) shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Amended and Restated Credit Agreement or any of the Credit Documents nor constitute a waiver of any provision of any of the Amended and Restated Credit Agreement or any Credit Document.

11. Governing Law. This Limited Partnership Amending Agreement (2001-1) shall be governed by and construed in accordance with the laws of the Province of Ontario and of Canada applicable therein.

          IN WITNESS WHEREOF the parties hereto have executed this Limited Partnership Amending Agreement (2001-1) as of the date first set forth above.



                                   BRACKNELL LIMITED
                                   PARTNERSHIP


                                   Per: _____________________________

                                   ROYAL BANK OF CANADA, as
                                   Administrative Agent



                                   Per: _____________________________

                                   ROYAL BANK OF CANADA


                                   Per: _____________________________
                                        Authorized Signing Officer

                                   Per: _____________________________
                                        Authorized Signing Officer

                                        CANADIAN IMPERIAL BANK OF
                                        COMMERCE, NEW YORK AGENCY


                                        Per: ______________________________
                                             Authorized Signing Officer

                                        Per: ______________________________
                                             Authorized Signing Officer

                                        THE TORONTO-DOMINION BANK,
                                        NEW YORK BRANCH


                                        Per: ______________________________
                                             Authorized Signing Officer

                                        BANK OF AMERICA, N.A.


                                        Per: ______________________________
                                             Authorized Signing Officer

                                        BANK OF MONTREAL


                                        Per: ______________________________
                                             Authorized Signing Officer

                                        Per: ______________________________
                                             Authorized Signing Officer

                                        BANK ONE, KENTUCKY, N.A.


                                        Per: ______________________________
                                             Authorized Signing Officer

                                        Per: ______________________________
                                             Authorized Signing Officer

                                        COMERICA BANK


                                        Per: ______________________________
                                             Authorized Signing Officer

                                        Per: ______________________________
                                             Authorized Signing Officer

                                        MERRILL LYNCH CAPITAL CORP.


                                        Per: ______________________________
                                             Authorized Signing Officer

                                        Per: ______________________________
                                             Authorized Signing Officer

                                        WELLS FARGO BANK, NA.


                                        Per: ______________________________
                                             Authorized Signing Officer

                                        Per: ______________________________
                                             Authorized Signing Officer

                                             FIRSTAR BANK, NA.


                                             Per:_____________________________
                                                  Authorized Signing Officer

                                             Per:_____________________________
                                                  Authorized Signing Officer

                 Guarantors' Acknowledgement and Confirmation

          Acknowledgement and confirmation made as of July 30, 2001 by Bracknell Corporation, The State Group Limited, The State Services Group Limited, Bracknell Telecommunication Services Inc. (collectively referred to as the "Canadian Guarantors"), and 354709 Alberta Ltd. and 334108 Alberta Ltd. (collectively referred to as the "Non-U.S. Subsidiaries"), and Bracknell Corporation (USA) Inc., Highlight Wireless Solutions Inc. ("Highlight"), and Eagle Electric Holdings, Inc. (Minnesota), Eagle Electric Holdings, Inc. (Delaware), Eagle Electrical Systems, Inc., Southwest Systems Limited, Parsons Electric Holdings, Inc., Allison-Smith Company, Parsons Electric Co., Neal Electric, Inc., Neal Equipment Company, LLC, Henderson Electric Co., Inc., Sylvan Industrial Piping, Inc. (Michigan), Sunbelt Integrated Trade Services, Inc., Crouch Industries, LLC, Quality Mechanical Contractors, Inc., Inglett & Stubbs, Inc. and Bracknell Facilities Services, Inc. (collectively, the "Nationwide Subsidiaries"), and The State Group International Limited, The State Group (USA) Limited, Preferred Electric, Inc., Preferred Electric Construction Corporation, Highlight Solutions, Inc. (collectively referred to as, the "State Subsidiaries") (the Nationwide Subsidiaries and the State Subsidiaries are collectively referred to herein as the "U.S. Subsidiaries"), and 1406883 Ontario Limited and 3041768 Nova Scotia Company (collectively referred to as, the "Canadian Finance Subsidiaries"), and Bracknell B (Wyoming) LLC, Bracknell A (Wyoming) LLC (collectively referred to as, the "Finance Subsidiaries"), and Patton Management Corporation, Adesta Communications, Inc., Adesta Ventures, Inc., Adesta of Colorado, Inc. and Able Telcom Do Brasil (collectively referred to as, the "Able Restricted Subsidiaries"), and Able Telcom International, Inc., Able Wireless, Inc., Adesta Transportation, Inc., MFS TransTech, Inc. and Adesta of the District of Columbia, Inc. (collectively referred to as, the "Able Guarantors"), and Bracknell GP L.L.C., Bracknell L.P., L.L.C. and Bracknell Investments, L.P. (collectively referred to as, the "New Entities") to and in favour of Royal Bank of Canada, as Administrative Agent.

     Reference is made to: (i) the Amended and Restated Credit Agreement; (ii) the amended and restated guarantee dated as of July 21, 2000 provided by each of the Canadian Guarantors in favour of the Administrative Agent and such other parties as listed therein (each, a "Canadian Guarantee"); (iii) the guarantee dated as of December 22, 2000 provided by Highlight in favour of the Administrative Agent and such other parties as listed therein (the "Highlight Guarantee"); (iv) the amended and restated guarantee dated as of July 21, 2000 provided by each of the Non-U.S. Subsidiaries in favour of the Administrative Agent and such other parties as listed therein (each, a "Non-U.S. Guarantee");
(v) the amended and restated guarantee and collateral agreement dated as of July 21, 2000 made by each of the U.S. Subsidiaries in favor of the Administrative Agent and such other parties as listed therein (the "Amended and Restated Guarantee and Collateral Agreement"); (vi) the guarantee dated as of July 21, 2000 made by each of the Canadian Finance

Subsidiaries in favor of the Administrative Agent and such other parties as listed therein (the "Canadian Finance Subsidiary Guarantee"); (vii) the guarantee and collateral agreement dated as of July 21, 2000 made by each of the Finance Subsidiaries in favor of the Administrative Agent and such other parties as listed therein (the "Finance Subsidiary Guarantee and Collateral Agreement");
(viii) the assumption agreement dated as of December 22, 2000 made by each of the Able Restricted Subsidiaries and, as to the guarantee only, each of the Able Guarantors, in favor of the Administrative Agent, pursuant to which they become a party to the amended and restated guarantee and collateral agreement dated as of July 21, 2000 (the "Able Guarantee and Collateral Agreement"); and (ix) the assumption agreement dated as of May 30, 2001 made by each of the New Entities in favor of the Administrative Agent, pursuant to which they become a party to the amended and restated guarantee and collateral agreement dated as of July 21, 2000 (the "New Entity Guarantee and Collateral Agreement") (the Canadian Guarantees, the Highlight Guarantee, the Non-US Guarantees, the Amended and Restated Guarantee and Collateral Agreement, the Canadian Finance Subsidiary Guarantee, the Finance Subsidiary Guarantee and Collateral Agreement, the Able Guarantee and Collateral Agreement and the New Entity Guarantee and Collateral Agreement are collectively referred to as the "Guarantees", and each a "Guarantee").

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned hereby acknowledges the foregoing Limited Partnership Amending Agreement (2001-1) and confirms and agrees that (i) the Guarantee executed by it in connection with the Amended and Restated Credit Agreement continues to be valid and enforceable against it in accordance with its terms as of the date hereof; and (ii) the security granted by it to the Administrative Agent and the Lenders as security for the obligations under the Guarantee executed by it continues to secure its obligations to the Administrative Agent and the Lenders pursuant to the Guarantee.

     In witness whereof this acknowledgement and confirmation has been executed by the parties as of the date first above written in the Limited Partnership Amending Agreement (2001-1).



BRACKNELL CORPORATION                      EAGLE ELECTRIC HOLDINGS, INC.
                                           (MINNESOTA)


Per:_______________________                Per:______________________________
Authorized Signing Officer                        Authorized Signing Officer

BRACKNELL CORPORATION (USA) INC.           EAGLE ELECTRIC HOLDINGS, INC.
                                           (DELAWARE)

Per:___________________________
    Authorized Signing Officer             Per:___________________________
                                               Authorized Signing Officer

THE STATE GROUP LIMITED                    EAGLE ELECTRICAL SYSTEMS, INC.

Per:___________________________            Per:___________________________
    Authorized Signing Officer                 Authorized Signing Officer

THE STATE SERVICES GROUP LIMITED           SOUTHWEST SYSTEMS LIMITED

Per:___________________________
    Authorized Signing Officer             Per:___________________________
                                               Authorized Signing Officer

BRACKNELL TELECOMMUNICATION SERVICES       PARSONS ELECTRIC HOLDINGS, INC.
INC.

Per:___________________________            Per:___________________________
    Authorized Signing Officer                 Authorized Signing Officer

354709 ALBERTA LTD.                        ALLISON-SMITH COMPANY

Per:___________________________            Per:___________________________
    Authorized Signing Officer                 Authorized Signing Officer

334108 ALBERTA LTD.

Per:___________________________            PARSONS ELECTRIC CO.
    Authorized Signing Officer
                                           Per:___________________________
                                           Authorized Signing Officer

HIGHLIGHT WIRELESS SOLUTIONS INC.          CROUCH INDUSTRIES, LLC

Per:___________________________            Per:___________________________
    Authorized Signing Officer                 Authorized Signing Officer


NEAL ELECTRIC, INC.                        QUALITY MECHANICAL CONTRACOTRS, INC.

Per:___________________________            Per:___________________________
    Authorized Signing Officer                 Authorized Signing Officer

NEAL EQUIPMENT COMPANY, LLC.               INGLETT & STUBBS, INC.

Per:___________________________            Per:___________________________
    Authorized Signing Officer                 Authorized Signing Officer

HENDERSON ELECTRIC CO., INC.               BRACKNELL FACILITIES SERVICES, INC.

Per:___________________________            Per:___________________________
    Authorized Signing Officer                 Authorized Signing Officer

SYLVAN INDUSTRIAL PIPING, INC.             THE STATE GROUP INTERNATIONAL LIMITED
(MICHIGAN)

Per:___________________________            Per:___________________________
    Authorized Signing Officer                 Authorized Signing Officer

                                           3041768 NOVA SCOTIA COMPANY
SUNBELT INTEGRATED TRADE SERVICES,
INC.
                                           Per:___________________________
Per:___________________________                Authorized Signing Officer
    Authorized Signing Officer

THE STATE GROUP (USA) LIMITED
                                          BRACKNELL B (WYOMING) LLC
Per:___________________________
    Authorized Signing Officer            Per:___________________________
                                              Authorized Signing Officer

PREFERRED ELECTRIC, INC.                  BRACKNELL A (WYOMING) LLC

Per:___________________________           Per:___________________________
    Authorized Signing Officer                Authorized Signing Officer

PREFERRED ELECTRIC CONSTRUCTION           BRACKNELL LIMITED PARTNERSHIP, by its
CORPORATION                               general partner 1406883 Ontario Ltd.


Per:___________________________           Per:___________________________
    Authorized Signing Officer                Authorized Signing Officer

HIGHLIGHT SOLUTIONS, INC.                 PATTON MANAGEMENT CORPORATION

Per:___________________________           Per:___________________________
    Authorized Signing Officer                Authorized Signing Officer

1406883 ONTARIO LIMITED                   ADESTA VENTURES, INC.

Per:___________________________           Per:___________________________
    Authorized Signing Officer                Authorized Signing Officer

ADESTA COMMUNICATIONS, INC.               BRACKNELL GP L.L.C.

Per:___________________________           Per:___________________________
    Authorized Signing Officer                Authorized Signing Officer

ADESTA OF COLORADO, INC.                  BRACKNELL L.P., L.L.C.

Per:___________________________           Per:___________________________
    Authorized Signing Officer                Authorized Signing Officer

ABLE TELCOM DO BRASIL                    BRACKNELL INVESTMENTS, L.P., by its
                                         general partner BRACKNELL GP L.L.C.

Per:___________________________          Per:___________________________
    Authorized Signing Officer               Authorized Signing Officer

ABLE TELCOM INTERNATIONAL, INC.

Per:___________________________
    Authorized Signing Officer

ABLE WIRELESS, INC.

Per:___________________________
    Authorized Signing Officer

ADESTA TRANSPORTATION, INC.

Per:___________________________
    Authorized Signing Officer

MFS TRANSTECH, INC.

Per:___________________________
    Authorized Signing Officer

ADESTA OF THE DISTRICT OF COLUMBIA, INC.

Per:___________________________
Authorized Signing Officer